ADVANCED SERIES TRUST

AST Parametric Emerging Markets Equity Portfolio

Supplement dated June 23, 2014 to the
Prospectus and Statement of Additional Information,
each dated April 28, 2014, of Advanced Series Trust

This supplement should be read in conjunction with your Advanced Series Trust (the Trust) Prospectus (the Prospectus) and Statement of Additional Information (the SAI), each dated April 28, 2014, and should be retained for future reference. The AST Parametric Emerging Markets Equity Portfolio (the Portfolio) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

Effective immediately, Timothy Atwill, a Managing Director and Portfolio Manager of Parametric Portfolio Associates LLC (Parametric), will be added as a portfolio manager to the Portfolio.

To reflect this addition, the Prospectus and SAI are revised as follows:

I.	The following is added to the “MANAGEMENT OF THE PORTFOLIO” table in the summary section of the Prospectus relating to the Portfolio:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Parametric Portfolio Associates LLC	Timothy Atwill, PhD, CFA	Managing Director and Portfolio Manager	June 2014
AST Investment Services, Inc.

II.	The following is added to the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Parametric Emerging Markets Equity Portfolio”:

Timothy Atwill, PhD, CFA, Managing Director – Investment Strategy. Mr. Atwill co-leads Parametric Portfolio Associates LLC's Seattle Investment Strategy team, where he is responsible for managing the continued evolution of Parametric’s investment strategies and communicating these strategies to external audiences. Timothy is currently a strategist for Emerging Markets, Commodity and Dividend Income strategies. He holds a PhD in Mathematics from Dartmouth College, as well as a BA in Mathematics from Reed College.

III.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by replacing the information pertaining to the Portfolio and substituting the following information set forth below:

AST Parametric Emerging Markets Equity Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[2]	Ownership of Fund Securities
Parametric Portfolio Associates LLC*	Thomas Seto	24/$15,628.8 million[1]	5/$3,620.3 million	8,582/$47,247.3 million 2/$1,246.3 million	None
	David Stein	24/$15,628.8 million[1]	5/$3,620.3 million	8,582/$47,247.3 million 2/$1,246.3 million	None
	Timothy Atwill	1/$97.7 million	0/$0	0/$0	None
*Information is as of April 30, 2014.
[1]This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Portfolio’s most recent fiscal year end are reflected in the table.
[2]For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.